                     WaMu Mortgage Pass-Through Certificates
                                Series 2002-AR15

                               Marketing Materials

                         $[2,000,000,000] (Approximate)

                            [Washington Mutual LOGO]

                   Washington Mutual Mortgage Securities Corp.
                          Depositor and Master Servicer

                           Washington Mutual Bank, FA
                                    Servicer

-------------------------------------------------------------------------------
                                    Contacts
-------------------------------------------------------------------------------
Trading                            Brendan Garvey                (212) 526-8315
                                   Brian Hargrave                (212) 526-8320
                                   Rich McKinney                 (212) 526-8320

Syndicate                          Kevin White                   (212) 526-9519
                                   Daniel Covello                (212) 526-9519

Residential Finance                Sam Tabet                     (212) 526-7512
                                   Matt Lewis                    (212) 526-7447
                                   Shiv Rao                      (212) 526-6205
                                   Martin Priest                 (212) 526-0212
-------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Preliminary Term Sheet                         Date Prepared: September 17, 2002

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR15

           $[2,000,000,000] (Approximate, Subject to +/- 5% Variance)

                      Publicly Offered Senior Certificates
                   Adjustable Rate Residential Mortgage Loans

============================================================================================================
             Principal (2)     WAL (Yrs)     Pmt Window     Interest
                Amount            To          (Months)        Rate                         Expected Ratings
Class (1)      (Approx.)      Auction(3)   To Auction(3)      Type       Tranche Type    [Moody's/S&P/Fitch]
---------   ---------------   ----------   -------------   ---------   ---------------   -------------------
   A-1      $  [390,438,000]     0.50          1 - 12       Fixed (4)      Senior           [Aaa/AAA/AAA]
   A-2      $  [340,033,000]     1.50         12 - 25       Fixed (4)      Senior           [Aaa/AAA/AAA]
   A-3      $  [293,044,000]     2.60         25 - 39       Fixed (4)      Senior           [Aaa/AAA/AAA]
   A-4      $  [294,157,000]     4.00         39 - 59       Fixed (4)      Senior           [Aaa/AAA/AAA]
   A-5      $  [626,328,000]     4.91         59 - 59       Fixed (4)      Senior           [Aaa/AAA/AAA]
------------------------------------------------------------------------------------------------------------
    R       $           100                                            Senior/Residual      [Aaa/AAA/AAA]
    X           Notional (5)                                              Senior IO         [Aaa/AAA/AAA]
   B1       $   [21,000,000]            Not Offered Hereby               Subordinate         [Aa2/AA/AA]
   B2       $   [16,000,000]                                             Subordinate           [A2/A/A]
   B3       $    [7,000,000]                                             Subordinate        [Baa2/BBB/BBB]
------------------------------------------------------------------------------------------------------------
   B4       $    [4,000,000]                                             Subordinate         [Ba2/BB/BB]
   B5       $    [3,000,000]       Privately Offered Certificates        Subordinate           [B2/B/B]
   B6       $    [4,999,900]                                             Subordinate          [NR/NR/NR]
============================================================================================================
 Total:     $[2,000,000,000]

(1) As described herein the Class A Certificates are subject to a Mandatory Auction Call (as described below).

(2) The Certificates (as described herein) are collateralized by a pool of 5/1 ARM loans. Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 5%.

(3) WAL and Payment Window for the Class A Certificates are shown to the Auction Distribution Date using the Pricing Speed.

(4) For every Distribution Date on or prior to the Auction Distribution Date (as described herein), the Class A Certificates (other than the Class X Certificates) will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Mortgage Loans. For every Distribution Date after the Auction Distribution Date, the interest rate for the Class A Certificates will be equal to the Net WAC of the Mortgage Loans.

(5) The Class X Certificates will receive interest in an amount equal to the product of (x) the aggregate principal balance of the Senior Certificates and (y) the difference between the Net WAC of the Mortgage Loans and the weighted average interest rate of the Senior Certificates. The interest payable to Class X will be redirected to pay interest on the Senior Certificates to the extent necessary to protect against shortfalls due to a decline in the Net WAC Cap, as described herein. The Notional Balance will be adjusted in each period so that such amount of interest will be equal to the Notional Balance multiplied by [4.50%] per annum, as described herein.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Depositor and
Master Servicer:            Washington Mutual Mortgage Securities Corp.
                            ("WMMSC").

Servicer:                   Washington Mutual Bank, FA ("WMBFA").

Lead Manager:               Lehman Brothers

Co-Managers:                Bear Stearns Co. Inc. and Greenwich Capital Markets,
                            Inc.

Dealer:                     WaMu Capital Corp., a Washington Mutual, Inc.
                            Company.

Trustee:                    Deutsche Bank National Trust Company.

Rating Agencies:            Moody's, S&P and Fitch will rate the Senior
                            Certificates. Moody's, S&P and Fitch will rate the Class B-1, Class B-2, Class B-3, Class B-4 and Class
                            B-5 Certificates. The Class B-6 Certificates will not be rated. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Statistical Cut-off Date:   September 1, 2002

Cut-off Date:               October 1, 2002.

Expected Pricing Date:      September [18] - [19], 2002.

Closing Date:               October 28, 2002.

Distribution Date:          The 25th of each  month  (or if such day is not a
                            business day, the next succeeding business day), commencing in November 2002.

Certificates:               The "Senior Certificates" will consist of the Class
                            A-1, Class A-2, Class A-3, Class A-4 and Class A-5
                            Certificates (together the "Class A Certificates"), the Class X Certificates and the Class R
                            Certificate. The "Subordinate Certificates" will consist of the Class B-1, Class B-2, Class B-3,
                            Class B-4, Class B-5 and Class B-6 Certificates. The
                            Senior Certificates and the Subordinate Certificates are collectively referred to herein as the "Certificates." The Senior Certificates (the
                            "Offered Certificates") are being offered publicly.

Accrued Interest:           The Class A-1 Certificates settle flat. The Class
                            A-2, Class A-3, Class A-4, and Class A-5
                            Certificates settle with accrued interest. The price to be paid by investors for the Class A-2, Class
                            A-3, Class A-4 and Class A-5 Certificates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (27 days).

Interest Accrual Period:    The interest accrual period for the Class A-1 for a
                            given Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution
                            Date (on a 30/360 basis).

                            The interest accrual period with respect to the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:               The Offered Certificates will be made available in
                            book-entry form through DTC.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Federal Tax Treatment:      It is anticipated that the Class A Certificates will
                            be treated as REMIC regular interests for federal tax income purposes. The Class R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:          The Class A Certificates are expected to be ERISA
                            eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:            The Senior Certificates are expected to constitute
                            "mortgage related securities" for purposes of SMMEA.

Auction Administrator:      Deutsche Bank National Trust Company.

Mandatory Auction:          Five business days prior to the Distribution Date in
                            September 2007 (the "Auction Distribution Date"), the Auction Administrator will auction the Class A
                            Certificates to third-party investors. The proceeds of the auction and amounts received from the Swap
                            Counterparty, if any, will be paid to the Auction
                            Administrator who will then distribute an amount equal to the Par Price to the holders of the Class A
                            Certificates on the Auction Distribution Date. These holders will be obligated to tender their respective
                            Certificates to the Auction Administrator.

                            The Swap Counterparty, pursuant to a swap contract with the Auction Administrator, will agree to pay the excess, if any, of the Par Price over the Auction Price.

Swap Counterparty:          [Wells Fargo Bank ("WFB") will guarantee the
                            obligations of the Swap Counterparty under the swap contract. The long-term debt obligations of WFB are rated "AA-" by S&P, "AA+" by Fitch and "Aa1" by Moody's.]

Auction Price:              The price at which the Auction Administrator sells
                            each of the Class A Certificates to the third-party investors.

Par Price:                  With respect to each of the Class A-1 Certificates,
                            the principal balance of the related Class A
                            Certificates, after reducing the principal balance of such Class A Certificates by principal distributions and losses on the Auction Distribution
                            Date.

                            With respect to each of the Class A-2, Class A-3, Class A-4 and Class A-5 Certificates, the sum of (i) the principal balance of the related Class A Certificates, after reducing the principal balance of such Class A Certificates by the related principal distributions and losses on the Auction Distribution Date and (ii) accrued interest on such Class A Certificates from the first day of the month in which the Auction Distribution Date occurs, up to but excluding the Auction Distribution Date.

Optional Termination:       The terms of the transaction allow for a termination
                            of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage
                            Loans is equal to or less than [5]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the "Optional Call Date").

Pricing Prepayment
Speed: The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Senior Certificate

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Interest Payable:           The Senior Certificates will generally accrue
                            interest at the fixed interest rates set forth on page 2. To the extent that the Net WAC for a Distribution Date is less than the fixed interest rate for a given class (a "Capped Class"), such class may receive interest up to the amount of interest shortfall it would have incurred had its interest rate for such Distribution Date been limited by the Net WAC (the "Net WAC Shortfall").

                            The interest payable on a Capped Class may be increased by an amount up to its Net WAC Shortfall by redirecting interest otherwise payable to Class X for such Distribution Date. The aggregate amount of such Class X interest available to pay Net WAC Shortfalls is referred to as the "Available Class X Redirected Amount".

                            The additional interest payable to each Capped Class to cover its Net WAC Shortfall (the "Cap Coverage Amount") is equal to the lesser of (a) its Net WAC Shortfall and (b) the product of (x) the Available Class X Redirected Amount and (y) the ratio of its Net WAC Shortfall to the aggregate Net WAC Shortfall for all Capped Classes. The interest rate paid to each Capped Class including its Cap Coverage Amount is equal to its Adjusted Net WAC Cap, as defined below.

Adjusted Net WAC Cap:       With respect to any Capped Class, the sum of (i) the
                            Net WAC and (ii) the product of 12 and a fraction, the numerator of which is its Cap Coverage Amount and the denominator of which is the principal balance of such Class immediately prior to such Distribution Date.

Mortgage Loans:             As of the Cut-off Date, the aggregate principal
                            balance of the mortgage loans is expected to be approximately $[2,000,000,000](the "Mortgage
                            Loans").The Mortgage Loans are non-convertible, adjustable rate One Year CMT indexed mortgage loans with rate adjustments occurring approximately 60 months after the date of origination of each mortgage loan ("5/1 ARM"). The Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached collateral descriptions for more information.

                            The information related to the Mortgage Loans described herein reflects information as of the Cut -off Date. It is expected that prior to or on the Closing Date, scheduled and unscheduled principal payments will reduce the principal balance of the Mortgage Loans as of the Cut-off Date. Consequently, the initial principal balance of any of the Offered Certificates by the Closing Date is subject to an increase or decrease of 5% from amounts shown on the front cover hereof.

Credit Enhancement:         Senior/subordinate,shifting interest structure.The
                            credit enhancement information shown below is subject to final rating agency approval.

                            Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [2.80]% total subordination.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Shifting Interest:          Until the first Distribution Date occurring after
                            [October 2012], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date, as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive an increasing percentage of their pro rata share of unscheduled principal.

                            The prepayment percentages on the Subordinate Certificates are as follows:

                            Periods:                         Unscheduled Principal Payments (%)
                            --------                         ----------------------------------
                            [November 2002 - October 2012]           0% of Pro Rata Share
                            [November 2012 - October 2013]          30% of Pro Rata Share
                            [November 2013 - October 2014]          40% of Pro Rata Share
                            [November 2014 - October 2015]          60% of Pro Rata Share
                            [November 2015 - October 2016]          80% of Pro Rata Share
                            [November 2016] and after              100% of Pro Rata Share

                            Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the Distribution Date in November 2005 (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments. On or after the Distribution Date in November 2005, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments if the credit enhancement provided by the Subordinate Certificates has at least doubled.

                            Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of
Realized Losses:            Any realized losses, other than excess losses, on
                            the Mortgage Loans will be allocated as follows:
                            first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter pro rata to the Senior Certificates until each respective class principal balance has been reduced to zero.

                            Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to the Certificates on a pro rata basis.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

Certificates Priority of
Distributions:              Available funds from the Mortgage Loans will be
                            distributed in the following order of priority:

                            1)   Senior Certificates, accrued and unpaid
                                 interest, at the related Certificate Interest Rate;

                            2) Class R Certificate, principal, until its balance is reduced to zero;

                            3) To the Senior Certificates, in sequential order, principal, until their respective balances are reduced to zero;

                            4)   Class B-1, Class B-2 and Class B-3
                                 Certificates, in sequential order, accrued and unpaid interest at the respective Certificate Interest Rates and the respective shares of principal allocable to such Classes;

                            5)   Class B-4, Class B-5 and Class B-6
                                 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such Classes;

                            6)   Class R Certificate, any remaining amount.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Lehman Brothers in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Lehman Brothers and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Lehman Brothers nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Lehman Brothers Trading Desk at (212) 526-8320.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR15
              Expected Loan Characteristics as of the Cut-off Date

TOTAL CURRENT BALANCE:                  $1,900,000,000 - $2,100,000,000

AVG CURRENT BALANCE:                                $600,000 - $665,000
AVG ORIGINAL BALANCE:                               $600,000 - $665,000

WAVG LOAN RATE:                                             5.30 - 5.50 %
WAVG GROSS MARGIN:                                          2.74 - 2.76 %
WAVG MAXIMUM LOAN RATE:                                   10.30 - 10.50 %
WAVG PERIODIC RATE CAP:                                            2.00 %
WAVG FIRST RATE CAP:                                               5.00 %

WAVG ORIGINAL LTV:                                        60.00 - 65.00 %

WAVG CREDIT SCORE:                                            737 - 742

WAVG ORIGINAL TERM:                                                 360 months
WAVG REMAINING TERM:                                          358 - 360 months
WAVG SEASONING:                                                   0 - 2 months

WAVG NEXT RATE ADJUSTMENT:                                      58 - 60 months
WAVG NEXT RATE CHANGE DATE:                                     58 - 60 months
WAVG RATE ADJ FREQUENCY:                                             12 months
WAVG FIRST RATE ADJ FREQUENCY:                                       60 months

CALIFORNIA CONCENTRATION                                        60 - 65 %
MAXIMUM ZIP CODE CONCENTRATION:                                    <= 2 %

INDEX:                                                         1 YR CMT
INTEREST ONLY:                                                  70 - 85 %
REDUCED DOCUMENTATION:                                            <= 60 %
PRIMARY OCCUPANCY:                                                >= 95 %
CASH-OUT REFINANCE:                                               <= 33 %
SINGLE FAMILY:                                                    >= 90 %

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                Yield Tables (%)

Class A-1 to Mandatory Auction
--------------------------------------------------------------------------------
Coupon: 2.30
--------------------------------------------------------------------------------
Price             10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             2.31       2.31       2.31       2.31       2.31       2.31
================================================================================
WAL (yr)           1.00       0.67       0.50       0.39       0.33       0.24
MDUR (yr)          0.97       0.65       0.49       0.39       0.32       0.23
First Prin Pay   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02   11/25/02
Last Prin Pay    11/25/04    2/25/04   10/25/03    7/25/03    6/25/03    4/25/03
--------------------------------------------------------------------------------

Class A-2 to Mandatory Auction
--------------------------------------------------------------------------------
Coupon: 3.40
--------------------------------------------------------------------------------
Price             10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             3.35       3.31       3.27       3.22       3.18       3.08
================================================================================
WAL (yr)           3.09       2.03       1.50       1.17       0.95       0.68
MDUR (yr)          2.88       1.93       1.44       1.13       0.92       0.66
First Prin Pay   11/25/04    2/25/04   10/25/03    7/25/03    6/25/03    4/25/03
Last Prin Pay    01/25/07    7/25/05   11/25/04    5/25/04    2/25/04    9/25/03
--------------------------------------------------------------------------------

Class A-3 to Mandatory Auction
--------------------------------------------------------------------------------
Coupon: 4.20
--------------------------------------------------------------------------------
Price             10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
100-00             4.17       4.15       4.12       4.09       4.06       3.99
================================================================================
WAL (yr)           4.80       3.53       2.60       2.03       1.65       1.16
MDUR (yr)          4.26       3.22       2.41       1.91       1.56       1.11
First Prin Pay    1/25/07    7/25/05   11/25/04    5/25/04    2/25/04    9/25/03
Last Prin Pay     9/25/07    2/25/07    1/25/06    4/25/05   10/25/04    3/25/04
--------------------------------------------------------------------------------

Class A-4 to Mandatory Auction
--------------------------------------------------------------------------------
Coupon: 4.45
--------------------------------------------------------------------------------
Price             10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00              4.19      4.19        4.13      4.04       3.94       3.72
================================================================================
WAL (yr)            4.91      4.83        4.00      3.11       2.51       1.77
MDUR (yr)           4.33      4.27        3.59      2.85       2.33       1.67
First Prin Pay    9/25/07    2/25/07    1/25/06    4/25/05   10/25/04    3/25/04
Last Prin Pay     9/25/07    9/25/07    9/25/07    8/25/06   11/25/05   12/25/04
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                Yield Tables (%)

Class A-5 to Mandatory Auction
--------------------------------------------------------------------------------
Coupon: 4.50
--------------------------------------------------------------------------------
Price             10% CPR    15% CPR    20% CPR    25% CPR    30% CPR    40% CPR
================================================================================
101-00             4.24       4.24       4.24       4.23       4.21       4.14
================================================================================
WAL (yr)           4.91       4.91       4.91       4.75       4.41       3.61
MDUR (yr)          4.32       4.32       4.32       4.20       3.92       3.25
First Prin Pay    9/25/07    9/25/07    9/25/07    8/25/06   11/25/05   12/25/04
Last Prin Pay     9/25/07    9/25/07    9/25/07    9/25/07    9/25/07    9/25/07
--------------------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

            WaMu Mortgage Pass-Through Certificates, Series 2002-AR15
                       As of the Statistical Cut-off Date

TOTAL CURRENT BALANCE:            $967,687,924
NUMBER OF LOANS:                          1515

                                                                  Minimum                  Maximum
AVG CURRENT BALANCE:              $    638,738                    303,000                 1,500,000
AVG ORIGINAL BALANCE:             $    689,261                    303,000                 1,500,000

WAVG LOAN RATE:                          5.387 %                    4.125 %                   6.875 %
WAVG GROSS MARGIN:                       2.751 %                    2.600 %                   3.250 %
WAVG MAXIMUM LOAN RATE:                 10.403 %                    9.125 %                  12.950 %
WAVG PERIODIC RATE CAP:                  2.000 %                    2.000 %                   2.000 %
WAVG FIRST RATE CAP:                     5.000 %                    5.000 %                   5.000 %

WAVG ORIGINAL LTV:                       61.88 %                     8.33 %                   95.00 %

WAVG CREDIT SCORE:                         740                        620                       863

WAVG ORIGINAL TERM:                        360 months                 360 months                360 months
WAVG REMAINING TERM:                       360 months                 348 months                360 months
WAVG SEASONING:                            0.1 months                   0 months                 12 months

WAVG NEXT RATE RESET:                       60 months                  48 months                 61 months
WAVG RATE ADJ FREQ:                         12 months                  12 months                 12 months
WAVG FIRST RATE ADJ FREQ:                   60 months                  60 months                 60 months

TOP STATE CONCENTRATIONS:   58.56% California, 7.46% New York
MAXIMUM ZIP CODE CONC:      1.48% 95070 (Saratoga, CA)

FIRST PAY DATE:               October 12, 2002            October 1, 2001          November 1, 2002
RATE CHANGE DATE:           September 12, 2007          September 1, 2006           October 1, 2007
MATURE DATE:                September 12, 2032          September 1, 2031           October 1, 2032

                        Contacts
-----------------------------------------------------

Trading               Brendan Garvey   (212) 526-8315
                      Brian Hargrave   (212) 526-8320
                      Rich McKinney    (212) 526-8320

Syndicate             Kevin White      (212) 526-9519
                      Daniel Covello   (212) 526-9519

Residential Finance   Sam Tabet        (212) 526-7512
                      Matt Lewis       (212) 526-7447
                      Shiv Rao         (212) 526-6205
                      Martin Priest    (212) 526-0212

-----------------------------------------------------

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
INDEX:                        Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
1 YR CMT                               1,515          967,687,924.46              100.00
---------------------------   --------------   ---------------------   -----------------
Total                                  1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================


                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
PRODUCT:                      Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
5/1 Hybrid                             1,515          967,687,924.46              100.00
---------------------------   --------------   ---------------------   -----------------
Total                                  1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
DELINQUENCY:                  Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Current                                1,515          967,687,924.46              100.00
---------------------------   --------------   ---------------------   -----------------
Total                                  1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
CURRENT BALANCE ($):          Mortgage Loans      the Cut-off Date     the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
300,000.01 - 350,000.00                  179           59,358,052.95                6.13
350,000.01 - 400,000.00                  199           75,927,558.36                7.85
400,000.01 - 450,000.00                  135           57,703,285.10                5.96
450,000.01 - 500,000.00                  145           69,639,040.78                7.20
500,000.01 - 550,000.00                  106           55,845,761.00                5.77
550,000.01 - 600,000.00                  120           69,689,507.64                7.20
600,000.01 - 650,000.00                  112           71,200,797.80                7.36
650,000.01 - 700,000.00                   53           36,139,250.00                3.73
700,000.01 - 750,000.00                   43           31,604,714.99                3.27
750,000.01 - 800,000.00                   53           41,359,950.00                4.27
800,000.01 - 850,000.00                   34           28,117,225.00                2.91
850,000.01 - 900,000.00                   30           26,422,169.39                2.73
900,000.01 - 950,000.00                   18           16,769,250.00                1.73
950,000.01 - 1,000,000.00                 52           51,593,226.45                5.33
1,000,000.01 - 1,050,000.00               89           90,000,185.00                9.30
1,050,000.01 - 1,100,000.00               33           35,954,800.00                3.72
1,100,000.01 - 1,150,000.00               13           14,640,550.00                1.51
1,150,000.01 - 1,200,000.00               16           18,907,600.00                1.95
1,200,000.01 - 1,250,000.00               12           14,872,500.00                1.54
1,250,000.01 - 1,300,000.00               15           19,297,100.00                1.99
1,300,000.01 - 1,350,000.00               11           14,670,400.00                1.52
1,350,000.01 - 1,400,000.00               15           20,916,500.00                2.16
1,400,000.01 - 1,450,000.00               11           15,747,500.00                1.63
1,450,000.01 - 1,500,000.00               21           31,311,000.00                3.24
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
LOAN RATE (%):                Mortgage Loans      the Cut-off Date     the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
4.001 - 4.250                              1              499,000.00                0.05
4.251 - 4.500                              6            4,958,001.00                0.51
4.501 - 4.750                             10            8,298,000.00                0.86
4.751 - 5.000                            114          100,659,181.00               10.40
5.001 - 5.250                            314          216,568,366.90               22.38
5.251 - 5.500                            727          459,357,022.93               47.47
5.501 - 5.750                            251          133,757,321.14               13.82
5.751 - 6.000                             65           30,920,854.41                3.20
6.001 - 6.250                             14            6,570,813.79                0.68
6.251 - 6.500                              6            2,758,160.98                0.29
6.501 - 6.750                              4            1,841,202.31                0.19
6.751 - 7.000                              3            1,500,000.00                0.16
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                Number of        Outstanding as of     Outstanding as of
GROSS MARGIN (%):             Mortgage Loans      the Cut-off Date     the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
2.501 - 2.750                          1,501          960,980,434.46               99.31
2.751 - 3.000                              4            2,402,600.00                0.25
3.001 - 3.250                             10            4,304,890.00                0.44
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
MAXIMUM LOAN RATE (%):        Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
9.001 - 9.250                              1              499,000.00                0.05
9.251 - 9.500                              5            3,958,001.00                0.41
9.501 - 9.750                             10            8,298,000.00                0.86
9.751 - 10.000                           112           99,104,181.00               10.24
10.001 - 10.250                          310          213,800,866.90               22.09
10.251 - 10.500                          723          457,139,522.93               47.24
10.501 - 10.750                          249          131,716,321.14               13.61
10.751 - 11.000                           64           30,294,854.41                3.13
11.001 - 11.250                           13            7,267,999.79                0.75
11.251 - 11.500                           13            6,402,660.98                0.66
11.501 - 11.750                            6            3,326,202.31                0.34
11.751 - 12.000                            6            3,538,000.00                0.37
12.001 - 12.250                            2              917,314.00                0.09
12.751 - 13.000                            1            1,425,000.00                0.15
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
REMAINING TERM (MONTHS):      Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
337 - 348                                  1              320,000.00                0.03
349 - 360                              1,514          967,367,924.46               99.97
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
RATE CHANGE DATE:             Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
2006-09                                    1              320,000.00                0.03
2006-10                                    5            2,739,369.52                0.28
2006-11                                    2              890,000.00                0.09
2006-12                                    2              786,000.00                0.08
2007-01                                    2              959,580.32                0.10
2007-02                                    1              375,000.00                0.04
2007-05                                    2              976,832.79                0.10
2007-06                                    2            1,007,217.80                0.10
2007-07                                    4            3,444,624.79                0.36
2007-08                                   29           16,216,530.60                1.68
2007-09                                  810          502,625,864.64               51.94
2007-10                                  655          437,346,904.00               45.20
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
ORIGINAL LTV (%):             Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
0.01 - 10.00                               1              375,000.00                0.04
10.01 - 20.00                             11            7,161,234.81                0.74
20.01 - 30.00                             43           32,000,316.00                3.31
30.01 - 40.00                             81           62,437,103.70                6.45
40.01 - 50.00                            141          100,599,008.96               10.40
50.01 - 60.00                            240          163,184,362.60               16.86
60.01 - 70.00                            387          285,462,634.00               29.50
70.01 - 80.00                            593          309,877,064.39               32.02
80.01 - 90.00                             14            5,201,350.00                0.54
90.01 - 100.00                             4            1,389,850.00                0.14
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
CREDIT SCORE:                 Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
601 - 650                                 38           15,913,891.15                1.64
651 - 700                                132           68,860,094.66                7.12
701 - 750                                717          481,050,671.99               49.71
751 - 800                                608          390,609,966.96               40.37
801 - 850                                 19           10,853,299.70                1.12
851 - 900                                  1              400,000.00                0.04
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
AMORTIZATION:                 Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Fully Amortizing                         472          222,099,677.03               22.95
Interest Only                          1,043          745,588,247.43               77.05
---------------------------   --------------   ---------------------   -----------------
Total                                  1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
DOCUMENTATION:                Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Full                                     748          410,861,300.02               42.46
Reduced                                  767          556,826,624.44               57.54
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
OCCUPANCY:                    Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Primary Home                           1,466          939,682,544.46               97.11
Second Home                               47           26,754,580.00                2.76
Investment                                 2            1,250,800.00                0.13
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
PROPERTY TYPE:                Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Single Family                          1,391          898,818,263.95               92.88
Condo Low Rise                           120           66,246,860.51                6.85
2 Family                                   3            1,810,000.00                0.19
4 Family                                   1              812,800.00                0.08
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
PURPOSE:                      Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
Rate/Term Refinance                      825          522,323,250.09               53.98
Cash Out Refinance                       412          279,467,650.57               28.88
Purchase                                 278          165,897,023.80               17.14
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

    The information contained herein has been prepared solely for the use of
     Lehman Brothers, Inc. and has not been independently verified by Lehman Brothers, Inc. Accordingly, Lehman Brothers, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Lehman Brothers, Inc. assumes no responsibility for the accuracy of any material contained herein.

                                                                        % of Aggregate
                                               Principal Balance ($)   Principal Balance
                                 Number of       Outstanding as of     Outstanding as of
STATES:                       Mortgage Loans     the Cut-off Date      the Cut-off Date
---------------------------   --------------   ---------------------   -----------------
CA-N                                     489          321,396,122.42               33.21
CA-S                                     374          245,309,416.54               25.35
NY                                        98           72,154,850.79                7.46
CT                                        65           47,147,002.00                4.87
IL                                        80           43,811,065.69                4.53
MA                                        74           43,587,826.00                4.50
CO                                        72           42,117,793.66                4.35
WA                                        36           21,092,438.70                2.18
FL                                        22           13,872,651.00                1.43
MI                                        25           13,234,800.00                1.37
NJ                                        22           12,614,743.79                1.30
VA                                        22           12,407,570.53                1.28
AZ                                        22           11,439,796.00                1.18
MD                                        18           10,916,350.00                1.13
MO                                         9            6,773,230.00                0.70
TX                                        11            6,430,030.00                0.66
NC                                         8            5,687,001.00                0.59
NV                                         8            5,131,350.00                0.53
OH                                         7            4,287,333.48                0.44
GA                                         7            3,547,000.00                0.37
UT                                         6            3,484,000.00                0.36
DC                                         6            3,391,000.00                0.35
IN                                         5            3,271,000.00                0.34
PA                                         6            2,649,000.00                0.27
OR                                         4            2,360,000.00                0.24
SC                                         3            1,992,000.00                0.21
WI                                         4            1,622,822.84                0.17
RI                                         3            1,303,010.00                0.13
MN                                         1              940,000.00                0.10
ID                                         2              880,600.00                0.09
Other                                      6            2,836,120.02                0.29
---------------------------   --------------   ---------------------   -----------------
Total:                                 1,515          967,687,924.46              100.00
===========================   ==============   =====================   =================

LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE